Biological Assets (Tables)	12 Months Ended
Jul. 31, 2020
Disclosure of detailed information about biological assets [abstract]
Schedule of changes in the carrying value of biological assets
For the years ended	July 31, 2020	July 31, 2019
Balance, beginning of year	$7,371	$2,332
Acquired through acquisition[1]	—	3,291
Production costs capitalized	38,638	19,215
Net increase in fair value due to biological transformation and estimates	29,356	38,856
Transferred to inventory upon harvest	(67,131)	(56,323)
Disposal of biological assets	(663)	—
Balance, end of year	$7,571	$7,371

[1] Acquired through the Newstrike acquisition on May 24, 2019

Schedule of significant unobservable inputs, their range of values and sensitivity analysis

Unobservable inputs	Input values		An increase or decrease of 5% applied to the unobservable input would result in a change to the fair value of approximately
	July 31, 2020	July 31, 2019	July 31, 2020	July 31, 2019
Weighted average selling price Derived from actual retail prices on a per product basis using the expected Flower and Trim yields per plant.	$3.23 per dried gram	$4.23 per dried gram	$550	$480
Yield per plant Derived from historical harvest cycle results on a per strain basis.	46 - 135 grams per plant	15 - 123 grams per plant	$376	$344
Stage of growth Derived from the estimates of stage of completion within the harvest cycle.	Average of 43% completion	Average of 29% completion	$376	$1,148
Waste Derived from the estimates of planned removal and naturally occurring waste within the cultivation and production cycle.	0%-21% dependent upon the stage within the harvest cycle	0%-30% dependent upon the stage within the harvest cycle	No material variance	$302